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                                                                      EXHIBIT 21

                                MASCO CORPORATION
                            (A DELAWARE CORPORATION)

Subsidiaries as of January 31, 2006

                                                    JURISDICTION OF
NAME                                         INCORPORATION OR ORGANIZATION
----                                         -----------------------------
Airex, LLC                                          Michigan
Alsons Corporation                                  Michigan
American Shower & Bath Corporation                  Michigan
Aqua Glass Corporation                              Tennessee
   Tombigbee Transport Corporation                  Tennessee
Aran World, Inc.                                    Delaware
Arrow Fastener Co., Inc.                            New Jersey
   Thematic Advertising Productions, LLC            New Jersey
Behr Holdings Corporation                           Delaware
   Behr Process Corporation                         California
      Behr Paint Corp.                              California
      BEHR PAINTS IT!, INC.                         California
      Behr Process Canada Ltd.                      Alberta, Canada
      BPC Realty LLC                                Delaware
      Masterchem Industries LLC                     Missouri
      Standard Brands Paint Company, Inc.           California
   ColorAxis, Inc.                                  California
Brass-Craft Manufacturing Company                   Michigan
   Masco Canada Limited                             Canada
   Tempered Products, Inc.                          Taiwan
Brasstech, Inc.                                     California
   Brasstech de Mexico, S.A. DE C.V. (90%)          Mexico
Brush Creek Ranch II, Inc.                          Missouri
Cal-Style Furniture Mfg. Co.                        California
Chatsworth Bathrooms, Inc.                          Delaware
Cobra Products, Inc.                                Delaware
d-Scan, Inc.                                        Delaware
Epic Fine Arts Company                              Delaware
   Beacon Hill Fine Art Corporation                 New York
   Canyon Road Corporation                          New Mexico

* Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                          JURISDICTION OF
NAME                                                               INCORPORATION OR ORGANIZATION
----                                                               -----------------------------
The Faucet-Queens Inc.                                                       Delaware
Gamco Products Company                                                       Delaware
H & H Tube & Manufacturing Company                                           Michigan
Hansgrohe AG (37.35%)   Masco GmbH owns 27% of Hansgrohe AG                  Germany
                        Hansgrohe (see subsidiaries listed under
                        AG under Masco GmbH)
Jarry Realty, Inc.                                                           Florida
KraftMaid Cabinetry, Inc.                                                    Ohio
   KraftMaid Trucking, Inc.                                                  Ohio
Landex, Inc.                                                                 Michigan
   Brasstech de Mexico, S.A. DE C.V.(10%)                                    Mexico
   DM Land, LLC                                                              Michigan
   Tapicerias Pacifico, SA de CV (1%)                                        Mexico
Landex of Wisconsin, Inc.                                                    Wisconsin
Liberty Hardware Mfg. Corp.                                                  Florida
   Liberty Hardware Logistics (Shenzen) Co. Ltd.                             China
Masco Administrative Services, Inc.                                          Delaware
Masco Asia Pacific Pte Ltd                                                   Singapore
Masco Building Products Corp.                                                Delaware
   Computerized Security Systems, Inc.                                       Michigan
   Weiser Thailand                                                           Thailand
Masco Capital Corporation                                                    Delaware
Masco Conference Training Center: Metamora, Inc.                             Michigan
Masco Corporation of Indiana                                                 Indiana
   Delta Faucet (China) Co. Ltd.                                             China
   Delta Faucet (Korea)                                                      Korea
   Delta Faucet Company of Tennessee                                         Delaware
   Delta Faucet of Oklahoma, Inc.                                            Delaware
   Masco de Puerto Rico, Inc.                                                Puerto Rico
   Masco Europe, Inc.                                                        Delaware
   Masco Europe SCS (48.5%)                                                  Luxembourg
      Masco Europe s.a r.l.                                                  Luxembourg
         Masco Europe Inc. Financial SCS                                     Luxembourg
         Saflok EMEA (fka CSS Europe NV)                                     Belgium

* Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                      JURISDICTION OF
NAME                                                            INCORPORATION OR ORGANIZATION
----                                                            -----------------------------
Metalurgica Recor, S.A.                                                 Portugal
Masco Denmark ApS                                                       Denmark
   Tvilum-Scanbirk ApS                                                  Denmark
      Tvilum-Scanbirk GmbH                                              Germany
Masco B.V.                                                              Netherlands
   Brugman International, B.V.                                          Netherlands
      The Heating Company Germany GmbH (fka Brugman GmbH)               Germany
      Brugman Industrie Sp. z.o.o.                                      Poland
      Brugman Polska Sp. z.o.o.                                         Poland
      Brugman Fabryka Grzejnikow                                        Poland
      Brugman Activa Sp.z.o.z. Poland (48.5%)                           Poland
      Brugman Radiatorenfabriek B.V.                                    Netherlands
      Brugman France SARL                                               France
      The Heating Company Denmark (fka Northor AS)                      Denmark
      Brugman Heating Products Ltd.                                     United Kingdom
Damixa ApS                                                              Denmark
   Damixa Armaturen GmbH                                                Germany
   Damixa SARL                                                          France
   Damixa Nederland B.V.                                                Netherlands
   Damixa N.V./S.A.                                                     Belgium
   Glass Idromassaggio Srl (49%)                                        Italy
   KS Beheer BV                                                         Netherlands
Masco Corporation Limited                                               United Kingdom
   Avocet Hardware Limited                                              United Kingdom
      Avocet Security Products (Hong Kong) Ltd.                         Hong Kong
      Avocet Hardware (Taiwan) Ltd.                                     Taiwan
      Avocet Security Products (Dongguan) Ltd.                          China
      Avocet Security Products (Suzhou) Company Limited (51%)           China
   Bristan Group Limited                                                United Kingdom

* Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                              JURISDICTION OF
NAME                                                   INCORPORATION OR ORGANIZATION
----                                                   -----------------------------
   Bristan Ltd. (fka Bristan Ltd / A&J Gummers Ltd /           United Kingdom
      Imperial Towel Rails Ltd.)
   Cambrian Windows Limited                                    United Kingdom
   Duraflex Ltd                                                United Kingdom
   Damixa Ltd. (fka Newteam / Berglen)                         United Kingdom
   Griffin Windows Ltd                                         United Kingdom
      Techniglass Ltd                                          United Kingdom
   Heritage Bathrooms Limited                                  United Kingdom
      The Bristol Bathroom Co.                                 United Kingdom
      Heritage Bathrooms Distribution Ltd. Bristol             United Kingdom
      CB Manufacturing Ltd.                                    United Kingdom
   Liberty Hardware Mfg U.K.                                   United Kingdom
   Moore Group Limited                                         United Kingdom
      Moore Furniture Group Limited                            United Kingdom
   Premier Manufacturing (PVCu) Ltd.                           United Kingdom
   Premier Trade Windows                                       United Kingdom
   Stormfront Door Ltd.                                        United Kingdom
Masco Germany Holding                                          Germany
   Masco GmbH                                                  Germany
      Alfred Reinecke GmbH & Co. KG                            Germany
      Glass Idromassaggio (51%)                                Italy
         S.T.S.R.                                              Italy
         Aquastyle Poland                                      Poland
   Hansgrohe AG (27%)                                          Germany
         Hansgrohe D                                           Germany
         Pontos GmbH                                           Germany
         Hansgrohe International, Gmbh Ltd.                    Germany
            Hans Grohe Pte.                                    Singapore
            Hansgrohe Ltd.                                     China
            Hansgrohe A/S                                      Denmark
            Hansgrohe S.A.R.L.                                 France

* Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                          JURISDICTION OF
NAME                                               INCORPORATION OR ORGANIZATION
----                                               -----------------------------
      Hans Grohe Hdl.ges.m.b.H.                            Austria
      Hansgrohe S.R.L.                                     Italy
      Hansgrohe S.A.                                       Spain
      Hans Grohe B.V.                                      Netherlands
      Hans Grohe Ltd.                                      United Kingdom
      Hans Grohe S.A.                                      Belgium
      Hansgrohe A.B.                                       Sweden
      Hans Grohe AG                                        Switzerland
      Hans Grohe Sp. Z.o.o.                                Poland
      Hans Grohe CS, s.r.o.                                Czech Republic
      Hans Grohe Kft                                       Hungary
      Hans Grohe Wasselonne, S.A.                          France
      C.P.T. Holding B.V.                                  Netherlands
      Hansgrohe Japan                                      Japan
      Hansgrohe Middle East & Africa                       Cyprus
      Hansgrohe, Inc.                                      Georgia
   Horst Breuer GmbH & Co. KG                              Germany
   Hueppe Belgium N.V./S.A.                                Belgium
   Hueppe GmbH                                             Austria
   Hueppe GmbH & Co.                                       Germany
   Hueppe Kft.                                             Hungary
   Hueppe Sarl                                             France
   Hueppe SRO                                              Czech Republic
   Hueppe B.V.                                             Netherlands
   Hueppe Sp. z.o.o.                                       Poland
   Hueppe Switzerland                                      Switzerland
   Hueppe S.r.l.                                           Italy
   Reser SL                                                Spain
Itermart Insaat Malzemeleri Sanayi ve Ticaret AS           Turkey
Masco International Services BVBA                          Belgium

* Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                  JURISDICTION OF
NAME                                                       INCORPORATION OR ORGANIZATION
----                                                       -----------------------------
         The Heating Company BVBA (formerly Vasco BVBA)            Belgium
            Vamic BV                                               Netherlands
            Vasco GmbH                                             Germany
            Vasco GesmbH                                           Austria
            Vasco Ltd. UK                                          United Kingdom
            Vasco BC Sarl                                          France
            Vasco sp z.o.o.                                        Poland
            Vasco BVBA (formerly Vasco Imperial  Europe)           Belgium
            LTV Transport BVBA                                     Belgium
            Superia Radiatoren, BVBA                               Belgium
         Masco Belgium BVBA                                        Belgium
            Thermic Italia S.r.l.                                  Italy
         Peerless Sales Corporation                                Delaware
         Watkins Europe BVBA                                       Belgium
Masco Europe SCS (51.5%)                                           Luxembourg
Masco Japan Ltd.                                                   Delaware
Masco Product Design, Inc.                                         Delaware
Masco Retail Sales Support, Inc.                                   Delaware
   KraftMaid Sales and Distribution, LLC                           Delaware
   Liberty Hardware Retail & Design Services LLC                   Delaware
   Masco HD Support Services, LLC                                  Delaware
   Masco WM Support Services, LLC                                  Delaware
   Mill's Pride Store Support, LLC                                 Delaware
Masco Services Group Corp.                                         Delaware
   Masco Contractor Services, LLC                                  Delaware
      Builder Services Group, Inc.                                 Florida
         Cabinet Supply, Inc.                                      Delaware
         Western Insulation Holdings, LLC                          California
            Western Insulation, LP (1%)                            California
         Western Insulation, LP (99%)                              California
         Williams Consolidated Delaware LLC                        Delaware
            Williams Consolidated I, Ltd. (99%)                    Texas
         Williams Consolidated I, Ltd. (1%)                        Texas
         Insulpro Industries Inc.                                  Canada

* Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                      JURISDICTION OF
NAME                                           INCORPORATION OR ORGANIZATION
----                                           -----------------------------
      American National Services, Inc.                 California
         Coast Insulation Contractors, Inc.            California
         InsulPro Projects, Inc.                       Washington
         Sacramento Insulation Contractors             California
         Schmid Insulation Contractors, Inc.           California
         Superior Contracting Corporation              Delaware
   Service Partners, LLC                               Virginia
      Blow in Blanket, LLC                             Virginia
      Cell-Pak, LLC                                    Alabama
      Denver Southwest, LLC                            North Carolina
         Denver Southwest, LP (1%)                     Virginia
      Denver Southwest, LP (99%)                       Virginia
      East Coast Insulation Sales, LLC                 Virginia
      Houston Enterprises, LLC                         Virginia
      Industrial Products Co., LLC                     Virginia
      Insul-Mart, LLC                                  Virginia
      Insulation Sales of Michigan, LLC                Virginia
      Insulation Wholesalers, LLC                      California
      Johnson Products, LLC                            Virginia
         All-Weather Insulation Co., LLC               Virginia
      Lilienthal Insulation Company, LLC               Virginia
      Moore Products, LLC                              Virginia
      Renfrow Insulation, LLC                          Virginia
      Renfrow Supply, LLC                              Virginia
      RSA Supply, LLC                                  California
      Service Partners of Florida, LLC                 Virginia
      Service Partners of Georgia, LLC                 Virginia
      Service Partners of the Carolinas, LLC           Virginia
      Service Partners Northwest, LLC                  Virginia
         Thermoguard Insulation Company, LLC           Virginia
      Vest Insulation, LLC                             Virginia
      Virginia Gutter Supply, LLC                      Virginia
Masco Services, Inc.                                   Delaware
Masco Support Services, Inc.                           Delaware
Mascomex S.A. de C.V.                                  Mexico
Masterchem Brands, Inc.                                Missouri

* Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                      JURISDICTION OF
NAME                                           INCORPORATION OR ORGANIZATION
----                                           -----------------------------
Merillat Industries, LLC                           Delaware
   Masco Cabinetry Holdings, Inc.                  Delaware
      Masco Cabinetry, L.L.C.                      Delaware
         Texwood Industries, L.P. (99%)            Delaware
            Merillat LP (1%)                       Delaware
            Texwood Holdings LLC                   Delaware
               Merillat LP (99%)                   Delaware
      Quality Refacing Services, Inc.              Delaware
      Texwood Industries, L.P. (1%)                Delaware
   Merillat Transportation Company                 Delaware
Milgard Manufacturing Incorporated                 Washington
   Class Fund, LLC                                 Delaware
Mill's Pride, Inc.                                 Connecticut
   Mill's Pride Limited Partnership (99%)          Ohio
      Mill's Pride Pennsylvania, LLC               Ohio
   Mill's Pride LLC                                Ohio
      Mill's Pride Limited Partnership (1%)        Ohio
   Mill's Pride Premier, Inc.                      Ohio
   Premier Vanity Tops L.L.C.                      Ohio
Mirolin Industries Corp.                           Ontario
Morgantown Plastics Company                        Delaware
NCFII Holdings Inc.                                Delaware
   North Carolina STM, Inc.                        Delaware
   Universal Furniture Limited                     Delaware
Peerless Sales Corporation                         Delaware
RDJ Limited                                        Bahamas
   Arrow Fastener (U.K.) Ltd.                      United Kingdom
   Jardel Distributors, Inc.                       Canada
Vapor Tech (China) Co. Ltd.                        British Virgin Islands
   Vapor Tech (China) WOFE                         China
Vapor Technologies, Inc.                           Delaware
Watkins Manufacturing Corporation                  California
   Hot Spring Spas New Zealand (50%)               New Zealand
   Tapicerias Pacifico, SA de CV                   Mexico

* Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.